Exhibit 10.2
EIGHTH MODIFICATION OF LOAN DOCUMENTS AND COVENANT WAIVER
DATED AS OF AUGUST 6, 2008
by and among
Lawson Products, Inc., a Delaware Corporation
AND
BANK OF AMERICA, NATIONAL ASSOCIATION AS SUCCESSOR IN INTEREST
TO LASALLE BANK NATIONAL ASSOCIATION

EIGHTH MODIFICATION OF LOAN DOCUMENTS AND COVENANT WAIVER
     THIS EIGHTH MODIFICATION OF LOAN DOCUMENTS AND COVENANT WAIVER (this “Modification”) is made as of the 6TH day of August, 2008, by and among Lawson Products, Inc., a Delaware Corporation (“Lawson”), with its principal place of business and chief executive office at 1666 E. Touhy Ave., Des Plaines, Illinois, 60018, various Subsidiaries of Lawson listed on Schedule 6.12 to the Credit Agreement (Lawson and the Subsidiaries may be referred to herein collectively as the “Borrower”) and BANK OF AMERICA, NATIONAL ASSOCIATION, as successor in interest to LASALLE BANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns (“Lender”).
R E C I T A L S:
     A. Lender has heretofore made a loan (“Loan”) to Borrower in the principal amount of Fifty Million and no/100 Dollars ($50,000,000) pursuant to the terms and conditions of a Credit Agreement dated as of March 27, 2001 between Borrower and Lender, (the “Credit Agreement”, all terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement, as amended), and as evidenced by a Promissory Note dated March 27, 2001, in the principal amount of the Loan made payable by Borrower to the order of Lender (“Note”).
     B. The Credit Agreement has been amended (i) as of August 12, 2002 to, among other things, add a letter of credit subfacility; (ii) as of July 11, 2003 to, among other things, increase the availability under the letter of credit subfacility; (iii) as of May 31, 2005 to, among other things, increase the Maximum Facility, (iv) as of November 30, 2006 to, among other things, modify the interest rate to be charged on the facility; (v) as of January 31, 2007 to, among other things, acknowledge Lawson’s liquidation and dissolution Assembly Component Systems, Limited, a United Kingdom corporation (“ACSL”), a Subsidiary of Lawson, and therefore release ACSL from the facility; (vi) as of June 21, 2007 to, among other things, increase the letter of credit subfacility and modify certain financial covenants; and (vii) as of December 26, 2007 to, among other things, increase certain subfacilities and to modify certain financial covenants.
     C. On or about July 31, 2008, the Borrower reached a settlement agreement (the “Federal Settlement”) with the United States of America resulting from an ongoing investigation of certain “gifting” practices of employees and sales agents of the Borrower. Pursuant to the Federal Settlement, the Borrower will pay the aggregate principal amount of $30,000,000 (“Federal Settlement Amount”) to settle all claims of the United States of America relating to the “gifting” practices. The Federal Settlement Amount will be payable by the Borrower in three (3) annual installments with the first payment to be made in August, 2008; notwithstanding the foregoing, the Federal Settlement Amount, and certain costs and expenses relating thereto, will be reserved for by the Borrower for accounting purposes in the Fiscal Quarter ending June 30, 2008.

     D. Borrower has requested that the Credit Agreement be further modified in order to waive certain covenant violations that will result from the accounting reserve of the Federal Settlement, to modify certain financial covenants to accommodate the payment and accounting reserve of the Federal Settlement Amount and certain other costs and expenses relating thereto, and for the other purposes hereinafter set forth, and the Lender has agreed modify those subfacilities upon the terms and conditions hereinafter set forth.
AGREEMENTS:
     NOW, THEREFORE, in consideration of (i) the facts set forth hereinabove (which are hereby incorporated into and made a part of this Modification with the intent that Lender may rely upon the matters therein recited as representations and warranties of Borrower), (ii) the Credit Agreements by Lender to modify the Loan Documents, as provided herein, (iii) the covenants and agreements contained herein, and (iv) for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Waiver of Events of Default and Defaults. Borrower acknowledges and agrees as follows:
     (a) Acknowledgment of Events of Default. That (i) as of the Fiscal Quarter ending June 30, 2008, the Borrower has, as a result of the Federal Settlement Amount, suffered Events of Default (x) of the Fixed Charge Coverage Ratio set forth in Section 8.13(C) and (y) of the a ratio of consolidated Total Debt to consolidated EBITDA set forth in Section 8.13(G) (for purposes hereof, together, the “Existing Default”), and as a result Events of Default and Defaults exist and continue to exist under the Credit Agreement; (ii) all grace periods, if any, applicable to the cure of the Existing Default have expired; and (iii) Lender has not previously waived in any respect their right to demand acceleration of the Loan and/or bring remedial action against the Borrower on account of the Existing Default.
     (b) Acknowledgment of Obligations and Borrower’ Liability Thereon. That (i) Borrower is indebted to the Lender as of the effective date of this Modification as set forth in the Credit Agreement; and (ii) as a result of the Existing Default the outstanding principal balance of the Loan, if called by the Lender, would be due and payable in full, without offset, deduction or counterclaim of any kind or character whatsoever, and is subject to increase, decrease or other adjustment as the result of any and all interest, fees and other reasonable charges including, without limitation, reasonable attorneys’ fees and costs of collection, which are payable under the Loan Documents.
     (c) Acknowledgment that Obligations Continue in Full Force and Effect. That the Note and all other liabilities and obligations of Borrower to the Lender under the Note, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect, and shall not be released, impaired, diminished or in any other way modified or amended as a result of the execution and delivery of this Modification except as otherwise specifically provided herein.

     (d) Waiver of Default.  The Borrower has requested that Lender waive the Existing Default, and pursuant to this Modification, Lender has agreed to waive the Existing Default. Except as and to the limited extent otherwise expressly provided herein with respect to the Existing Default, nothing in this Modification shall be construed as a waiver by the Lender of any promises, covenants, conditions or obligations of the Borrower under the Loan Documents or as a waiver by the Lender of any other past, present or future Unmatured Event of Default or Event of Default.
     (e) Release. The Borrower hereby acquits, and forever discharges the Lender and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of the Lender from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including reasonable attorneys’ fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which the Borrower may have or claim to have now or which may hereafter arise out of or be connected with any act of commission or omission of the Lender existing or occurring prior to the date of this Modification or any instrument executed prior to the date of this Modification including, without limitation, any claims, liabilities or obligations arising with respect to the indebtedness evidenced by the Note or any of the other Loan Documents. The provisions of this Section 1 of this Modification shall be binding upon the Borrower and their respective heirs, executors and administrators and shall inure to the benefit of the Lender, and its successors and assigns, and shall survive the termination of the Loan Documents.
     2. Modification to the calculation of certain financial covenants for a limited period. Borrower has reserved for accounting purposes the Federal Settlement Amount in its Fiscal Quarter ending June 30, 2008. For purposes of calculating the Fixed Charge Coverage Covenant set forth in Section 8.13(C) of the Credit Agreement, and the Total Debt to consolidated EBITDA covenant set forth in Section 8.13(G) of the Credit Agreement, the Federal Settlement Amount plus the additional sum of $5,000,000 for costs and expenses relating to the Federal Settlement Amount shall not be classified as a reduction to EBITDA for the applicable measurement periods. After the Fiscal Quarter ending June 30, 2008 has, on a rolling Fiscal Quarter basis, ceased being a part of the financial covenants described above, this modification to EBITDA shall be of no force or effect. In addition to the foregoing, and notwithstanding the modification to EBITDA, the Federal Settlement Amount shall be added to the calculation of Total Debt for each Fiscal Quarter of the Borrower until the entire Federal Settlement Amount has been paid in full by the Borrower to the United States of America.
     3. Representations and Warranties of Borrower. Borrower hereby represents, covenants and warrants to Lender as follows:
     (a) The representations and warranties in the Credit Agreement, and the other Loan Documents are true and correct as of the date hereof.
     (b) There is currently no Default under the Note, the Credit Agreement or the other Loan Documents and Borrower does not know of any event or circumstance which would constitute a Default under the Note, the Credit Agreement or the other Loan Documents.

     (c) The Loan Documents are in full force and effect and, following the execution and delivery of this Modification, they continue to be the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, subject to limitations imposed by general principles of equity.
     (d) There has been no material adverse change in the financial condition of Borrower or any other party whose financial statement has been delivered to Lender in connection with the Loan from the date of the most recent financial statement received by Lender.
     (e) As of the date hereof, Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.
     (f) Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Modification and to perform the Loan Documents as modified herein. The execution and delivery of this Modification and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Modification has been duly executed and delivered on behalf of Borrower.
     4. Conditions Precedent. The Credit Agreement of Lender to amend the Loan Documents as set forth herein is subject to the following conditions precedent:
     (a) Lender shall have received this Modification duly executed by an authorized individual for each entity that is a party hereto.
     (b) Lender shall have received resolutions of each Borrower approving the execution of this Modification in form and content acceptable to Lender.
     (c) Borrower shall pay all out-of-pocket costs and expenses incurred by Lender in connection with this Modification, including, without limitation, title charges, recording fees, appraisal fees and attorneys’ fees and expenses.
     (d) Lender shall have received a confirmation of receipt and agreement to proceed with the Term Sheet proposal from the Lender dated as of July 30, 2008.
     (d) Lender shall have received such other documents as may be reasonably requested by Lender or its counsel.
     5. Miscellaneous.
     (a) This Modification shall be governed by and construed in accordance with the laws of the State of Illinois.

     (b) This Modification shall not be construed more strictly against Lender than against Borrower merely by virtue of the fact that the same has been prepared by counsel for Lender, it being recognized that Borrower and Lender have contributed substantially and materially to the preparation of this Modification, and Borrower and Lender each acknowledges and waives any claim contesting the existence and the adequacy of the consideration given by the other in entering into this Modification. Each of the parties to this Modification represents that it has been advised by its respective counsel of the legal and practical effect of this Modification, and recognizes that it is executing and delivering this Modification, intending thereby to be legally bound by the terms and provisions thereof, of its own free will, without promises or threats or the exertion of duress upon it. The signatories hereto state that they have read and understand this Modification, that they intend to be legally bound by it and that they expressly warrant and represent that they are duly authorized and empowered to execute it.
     (c) Notwithstanding the execution of this Modification by Lender, the same shall not be deemed to constitute Lender a venturer or partner of or in any way associated with Borrower nor shall privity of contract be presumed to have been established with any third party.
     (d) Borrower and Lender each acknowledges that there are no other understandings, agreements or representations, either oral or written, express or implied, that are not embodied in the Loan Documents and this Modification, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of Borrower and Lender; and that all such prior understandings, agreements and representations are hereby modified as set forth in this Modification. Except as expressly modified hereby, the terms of the Loan Documents are and remain unmodified and in full force and effect.
     (e) This Modification shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.
     (f) Any references to the “Note”, the “Credit Agreement,” or the “Loan Documents” contained in any of the Loan Documents shall be deemed to refer to the Note, Credit Agreement and the other Loan Documents as amended hereby. The paragraph and section headings used herein are for convenience only and shall not limit the substantive provisions hereof. All words herein which are expressed in the neuter gender shall be deemed to include the masculine, feminine and neuter genders. Any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.
     (g) This Modification may be executed in one or more counterparts, all of which, when taken together, shall constitute one original Agreement.
     (h) Time is of the essence of each of Borrower’s obligations under this Modification.

     (i) Customer Identification — USA Patriot Act Notice. The Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and the Lender’s policies and practices, the Lender is required to obtain, verify and record certain information and documentation that identifies the Borrower, which information includes the name and address of the Borrower and such other information that will allow the Lender to identify the Borrower in accordance with the Act.
(Signature Page Follows)

     IN WITNESS WHEREOF, the parties hereto have executed this Modification dated as of the day and year first above written

LASALLE BANK NATIONAL ASSOCIATION (as Lender)

By:	/s/ David Bacon
Name:	David Bacon
Its:	Vice President

LAWSON PRODUCTS, INC., a Delaware Corporation (as Borrower)

By:	/s/ Thomas Neri

Thomas Neri
Its:	Chief Executive Officer

LAWSON PRODUCTS, INC., a Georgia Corporation (as Borrower)

By:	/s/ Thomas Neri

Thomas Neri
Its:	Chief Executive Officer

LAWSON PRODUCTS, INC., a New Jersey Corporation (as Borrower)

By:	/s/ Thomas Neri

Thomas Neri
Its:	Chief Executive Officer

LAWSON PRODUCTS, INC., a Nevada Corporation (as Borrower)

By:	/s/ Thomas Neri

Its:	Thomas Neri Chief Executive Officer

LAWSON PRODUCTS, INC., a Texas corporation (as Borrower)

By:	/s/ Thomas Neri

Thomas Neri
Its:	Chief Executive Officer

LAWSON PRODUCTS, INC., a Canadian Corporation (as Borrower)

By:	/s/ Thomas Neri

Thomas Neri
Its:	Chief Executive Officer

LP SERVICE CO., an Illinois Corporation (as Borrower)

By:	/s/ Thomas Neri

Thomas Neri
Its:	Chief Executive Officer

LPI HOLDINGS, INC., an Illinois Corporation (as Borrower)

By:	/s/ Thomas Neri

Thomas Neri
Its:	Chief Executive Officer

CRONATRON WELDING SYSTEMS, INC., a North Carolina Corporation (as Borrower)

By:	/s/ Thomas Neri

Thomas Neri
Its:	Chief Executive Officer
Signature Page to Eighth Modification of
Loan Documents

DRUMMOND AMERICAN Corporation, an Illinois Corporation (as Borrower)

By:	/s/ Thomas Neri Thomas Neri
Its:	Chief Executive Officer

ASSEMBLY COMPONENT SYSTEMS, INC., an Illinois Corporation (as Borrower)

By:	/s/ Thomas Neri

Thomas Neri
Its:	Chief Executive Officer

AUTOMATIC SCREW MACHINE PRODUCTS COMPANY, INC., an Alabama Corporation (as Borrower)

By:	/s/ Thomas Neri

Thomas Neri
Its:	Chief Executive Officer

C.B. LYNN COMPANY, an Illinois Corporation (as Borrower)

By:	/s/ Thomas Neri

Thomas Neri
Its:	Chief Executive Officer

LP INDUSTRIAL PRODUCTS COMPANY, an Illinois Corporation (as Borrower)

By:	/s/ Thomas Neri

Thomas Neri
Its:	Chief Executive Officer

LAWSON PRODUCTS DE MEXICO, S.A. DE C.V. (as Borrower)
By:	/s/ Thomas Neri

Thomas Neri
Its:	Chief Executive Officer
Signature Page to Eighth Modification of
Loan Documents